Exhibit 99.3

To Directors & VPs:

        This morning, we are announcing to all Braun employees the pending acquisition of Braun by Fair Isaac. A copy of the internal announcement and external press release are attached.

        There is a lot to absorb in the announcement. Due to SEC regulations, we have had to wait until now to share this information with you. The FAQ's below are limited, due to governmental and legal restrictions that control when and how much we can communicate. Additional information will be provided to you as we are permitted to share it. As you learn more about the acquisition and Fair Isaac, I think you'll agree that joining forces is a major opportunity to enhance our firm's competitive strength, provide greater career growth for our employees, and extend our client delivery capabilities.

        To answer your questions, we will have a special conference call tomorrow for VPs and Directors at 10:30 a.m. CDT/11:30 a.m EDT. The dial-in number is 866-364-8149, passcode 571-9850.

        In times of change, effective and timely communication is critical. Your role as a leader and communicator is very important to this effort. In addition to the general announcement, I would like to provide you some additional information that should be helpful as you talk about this acquisition with your teams, colleagues, and clients.

Leader Key Talking Points:

Why have we decided to join forces with Fair Isaac?

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  As our industry has consolidated, we believe that an independent Braun Consulting would lack sufficient scale to be a market leader. Moreover, the cost of maintaining our own infrastructure as a publicly traded company is not economical for a company of our size, and has been a barrier to our achieving sustained profitability.

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  Working with Robert W. Baird, we have evaluated a number of strategic growth options. We believe that the combination of Braun Consulting and Fair Isaac represents the best possible solution for growing our business, providing greater opportunity for employees, and delivering greater value to clients.

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  Fair Isaac provides a strong financial base for Braun. The company is highly profitable and has a strong balance sheet.

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  Fair Isaac's business direction aligns well with our own. The company has been committed to building out each of our service competencies in strategy, technology and process design. The company is committed to a strong account management model and to building deep vertical expertise.

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  Joining Fair Isaac allows us to retain all of our current consulting employees and offices, while adding significant new resources. The resources include greater depth in database marketing and industry-leading analytic capabilities.

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  Fair Isaac's management team have had successful consulting careers at firms such as Accenture and McKinsey. They understand our business, and are committed to our growth.

FAQs:

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  How should we communicate with clients about the acquisition? Jim Kalustian will be coordinating communication plans with account managers for each account. Please be sure to follow the appropriate plan for your accounts.

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  Are there any current plans to move to any of the office locations? No. Any future office initiatives will be dictated by our growth requirements and opportunities to better serve clients.

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  Will budgets be affected prior to closing? Current year targets and objectives for all business units and employees remain unchanged.

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  Will we be changing our name/corporate image (logo, name etc.)? The plan is for all Braun Consulting divisions to operate under the Fair Isaac name at some point following the legal close date. Changes to Braun product names will be considered on a case-by-case basis as part of the broader integration effort following the acquisition's closing.

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  What will happen to Braun Employee Stock Options that have NOT been exercised yet? Will we be told what to do about stock options allocated last year? The process to address employee option shares will be communicated to all relevant option holders at the appropriate time. No immediate action needs to be taken in respect of these options.

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  What can I do with Braun shares I have bought privately? Any Braun shares held by employees will be subject to the Fair Isaac offer, as this applies to all shareholders.

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  Are employees permitted to trade in Braun shares currently? Yes, subject to the usual Company procedures outlined in the Company's Securities Trading and Investment Policy.

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  Will any Braun positions be affected by the acquisition? The primary value of this transaction is not based on achieving cost synergies through staff reductions. Fair Isaac finds Braun's management team and expertise across the organization to be complementary with its own strengths and assets. We do not expect any consultants' positions will be affected by the acquisition. Due to predictable overlap, we do anticipate that corporate services staff at Braun will be affected and these individuals will be informed today prior to the office meetings.

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  What should I do if the media or any industry analysts contact me? If you are approached by anyone from the media, local newspapers, business press, or industry analysts don't respond to their questions directly, but refer them to Tom Schuler at Braun Consulting.

What is your role as a leader?

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  Focus on communication and team building. They'll be critical over the coming days, weeks and months.

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  Know the facts. We are developing and will provide easy access to a list of anticipated FAQs. This information will be readily available to all employees and will be updated over time as more questions arise and more answers come into focus. We must only communicate what we know, and must recognize that our comments will be taken as truths.

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  Focus on the business we need to grow today. In other words, we must remain focused on running our existing business effectively while planning for the future of the combined organization.

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  Avoid speculation, rumor, and innuendo. Work to prevent them from taking root in the organization.

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  Be comfortable saying "I don't know." Sometimes this will be the best answer, because it is the truth.

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  Keep all information confidential. Any written communication about the transaction, including emails, potentially needs to be filed with the U.S. Securities Exchange Commission.

        I look forward to speaking with you at 10:30 CDT/11:30 EDT, and appreciate your leadership in helping us to make a smooth transition.

Steve

Availability of Proxy Statement

        All of the stockholders of Braun Consulting, Inc. should read the proxy statement concerning the acquisition by Fair Isaac that Braun will file with the SEC and mail to its stockholders. The proxy statement will contain important information that you should consider before making any decision regarding the acquisition. You will be able to obtain the proxy statement, as well as other filings containing information about Braun, without charge, at the SEC's web site located at www.sec.gov. Copies of the proxy statement and Braun's SEC filings that will be incorporated by reference in the proxy statement will also be obtainable, without charge, from Braun's web site at www.braunconsult.com or from Braun Consulting, Inc., 20 West Kinzie Street, Suite 1500, Chicago, Illinois 60610, Attention: Corporate Secretary.

Information Concerning Participants

        Braun, its directors, and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Braun's shareholders to approve the acquisition by Fair Isaac. Please refer to Braun's definitive proxy statement when it becomes available for a discussion of all interests, direct or indirect, by security holdings or otherwise, of such persons in Braun.

Statement Concerning Forward-Looking Information

        Except for historical information contained herein, the statements contained in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risk that the merger may not be consummated, risks regarding employee relations and other risks concerning Fair Isaac and Braun and their respective operations that are detailed in the periodic filings with the SEC of Fair Isaac and Braun, including their most recent filings on Form 10-K and Form 10-Q. Forward-looking statements should be considered with caution. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, Fair Isaac's and Braun's results could differ materially from Fair Isaac's and Braun's expectations in these statements. Fair Isaac and Braun disclaim any intent or obligation to update these forward-looking statements.

Portions of this message may be © 2004 Braun Consulting, Inc. This message and any files transmitted with it are intended solely for the addressee(s) and may be confidential and/or legally privileged. Any unauthorized use or disclosure may be unlawful. Braun Consulting, Inc. accepts no responsibility for changes made to messages after they are transmitted.